                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

      Pre-Effective Amendment No.                                   [ ]


      Post-Effective No.      8                                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT             [ ]
OF 1940

      Amendment No.   9                                             [X]


JOHNSON MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------

File Nos. 33-52970 and 811-7254
--------------------------------------------------------------------------------

5556 Cheviot Road, Cincinnati, Ohio                                       45247
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                               Zip Code

Registrant's Telephone Number, including Area Code:              (513) 385-4001
                                                   -----------------------------

Dianna J. Rosenberger, 5556 Cheviot Road, Cincinnati, Ohio  45247
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Release Date:  January 2, 1998
               ----------------

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

      Registrant continues its election made by the filing of its Registration Statement, effective January 4, 1993, to register an indefinite number and amount of securities under Rule 24f-2 of the Investment Company Act of 1940. Pursuant to paragraph b(1) of Rule 24f-2, Registrant filed Form 24F-2 for the fiscal year ended December 31, 1996 on February 28, 1997.

                           JOHNSON MUTUAL FUNDS TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A


ITEM                               SECTION IN JOHNSON REALTY FUND  PROSPECTUS
----                               ------------------------------  ----------
     1                             Cover Page
     2                             Fund Expenses
     3                             None
     4                             Operation of the Funds, Investment
                                   Objectives and Strategies, Investment
                                   Policies and Techniques, Investment
                                   Limitations, General Information
     5                             Operation of the Funds
     5A                            Investment Performance
     6                             Operation  of the Funds,  Cover  Page,
                                   Dividends and Distributions, Taxes, General
                                   Information

     7 Operation of the Funds, How to Buy, Sell, or Exchange Shares in the Fund, How to Buy Shares, How to Exchange Shares, Share Price Calculation

     8                             How to Sell Shares
     9                             None
    15                             General Information
    20                             Taxes


ITEM                               SECTION IN JOHNSON REALTY FUND STATEMENT OF
----                               -------------------------------------------
                                   ADDITIONAL INFORMATION
                                   ----------------------
    10                             Cover Page
    11                             Table of Contents
    12                             None
    13                             Additional Information about Fund
                                   Investments, Investment Limitations, State
                                   Restrictions
    14                             Trustees and Officers
    15                             Trustees and Officers
    16                             The Investment Adviser, Custodian and
                                   Transfer Agent, Accountants
    17                             Portfolio Transactions and Brokerage
    18                             Description of the Trust
    19                             Determination of Share Price
    20                             None
    21                             Not Applicable
    22                             Investment Performance
    23                             None

JOHNSON MUTUAL FUNDS TRUST

PART C.         OTHER INFORMATION
-------         -----------------


Item 24         (a) Financial Statements

                    Included in Part A:  None

                    Included in Part B:  None

                (b) Exhibits

                    (1)  (i)   Copy of Registrant's Declaration of Trust, which
                               was filed as an Exhibit to Registrant's
                               Registration Statement, is hereby Incorporated by reference.

                        (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 is hereby incorporated by reference.

                    (2) Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                    (3)   Voting Trust Agreements - None.

                    (4)   None


                    (5)  (i)   Copy of Registrant's Management Agreement with
                               its Adviser, Johnson Investment Counsel, Inc., for the Johnson Growth Fund and Johnson Fixed
                               Income Fund, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                         (ii) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc., for the Johnson Opportunity Fund and Johnson Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.


                        (iii) Copy of Registrant's Proposed Management Agreement with Johnson Investment Counsel, Inc., for the Johnson Realty Fund, is filed herewith.

                    (6) Underwriting or Distribution Contracts and Agreements with Principal Underwriters and Dealers - None.

                    (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                    (8)    (i) Copy of Registrant's Agreement with the
                               Custodian, The Provident Bank, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No.1, is hereby incorporated by reference.

                          (ii) Amended Schedule of Custodian Fees, which
                               was filed as an exhibit to Registrants
                               Post-Effective Amendment No.7, is hereby incorporated by reference.

                    (9)   None.

                   (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A. is filed herewith.

                        (11)  Consent of Independent Public accountants - None.

                        (12)  Financial Statements Omitted from Item 23 - None.

                        (13)  (i)   Copy of Letter of Initial Stockholder
                                    for the Growth Fund and the Fixed Income
                                    Fund, which was filed as an Exhibit to
                                    Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                             (ii) Copy of Letter of Initial Stockholder for the Opportunity Fund and the Municipal Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference

                        (14)  (i)  Model Plan used in establishment of an IRA,
                                   which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3, is hereby incorporated by reference.

                              (ii) Model Plan used in establishment of an
                                   Simplified Employee Pension (SEP) Plan,
                                   which was filed as an Exhibit to
                                   Registrant's Post-Effective Amendment No.
                                   3, is hereby incorporated by reference.

                        (15)       12b-1 Distribution Expense Plan - None.

                        (16) Schedule for Computation of Each Performance Quotation - None

                        (17)       Financial Data Schedule - None.

                        (18)       Rule 18f-3 Plan - None.

                        (19)      (i) Power of Attorney for Registrant and
                                      Certificate with respect thereto which
                                      were filed as an Exhibit to Registrant's
                                      Post-Effective Amendment No.7, are hereby incorporated by reference.

                                 (ii) Powers of Attorney for Trustees and
                                      Officers of Registrant which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, are hereby incorporated by reference.

Item 25.       Persons Controlled by or Under Common Control with the Registrant
-------        ----------------------------------------------------------------

               As of September 30, 1997, Johnson Investment Counsel, Inc., an Ohio corporation, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may be deemed to control the Growth Fund, the Opportunity Fund, the Fixed Income Fund and the Municipal Income Fund as a result of their beneficial ownership of those Funds.

               Johnson Financial Services, Inc., is a wholly owned subsidiary of Johnson Investment Counsel, Inc., and therefore may be deemed to be under common control with the Registrant.

               It is anticipated that the initial purchase of Johnson Realty Fund shares will be made by Oakmont Trust, which is an entity owned by the Adviser. As a result of this purchase, the Registrant, Oakmont Trust, and Johnson Financial, Inc., may be deemed to be under common control with the Registrant.

Item 26.       Number of Holders of Securities (as of  October 10, 1997 )
--------       --------------------------------------  ------------------

               Title of Class           Number of Record Holders
               Johnson Growth Fund                        551
               Johnson Opportunity Fund                   241
               Johnson Fixed Income Fund                  298
               Johnson Municipal Income Fund               24
               Johnson Realty Fund                          0

Item 27.       Indemnification
--------       ----------------

                (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of Officers and Trustees as follows:


                              SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS,
                        ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.


                              SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall
                        advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                              SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC.
                        The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and Officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                        The registrant may not pay for insurance which protects the Trustees and Officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                (b) The Registrant maintains a standard mutual fund investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and Officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee,

                        Officer or controlling person of the Johnson Mutual Funds Trust in the successful defense of any action, suit or proceedings) in asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.        Business and Other Connections of Investment Adviser
--------        ----------------------------------------------------

                (A) Johnson Investment Counsel, Inc. (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past two fiscal years.

                (B) The following list sets forth the business and other connections of the Directors and Officers of Johnson Investment Counsel, Inc. during the past two years.

                        (1)   Timothy E. Johnson

                                (a)     President and a Director of Johnson
                                        Investment Counsel, Inc., 5556 Cheviot
                                        Road, Cincinnati, Ohio 45247.

                                (b)     President and a Trustee of Johnson
                                        Mutual Funds Trust, 5556 Cheviot Road,
                                        Cincinnati, Ohio 45247.

                                (c) President of Johnson Financial Services, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247.

                        (2)   Janet L. Johnson -

                                (a) Vice President, Secretary and Director of Johnson Investment Counsel, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247.

                                (b) Vice President, Secretary and Director of Johnson Financial Services, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247.

Item 29.        Principal Underwriters
--------        -----------------------

                None.

Item 30.        Location of Accounts and Records
--------        --------------------------------

                Accounts, books and other documents required to be maintained by
                Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant and Transfer Agent at 5556 Cheviot Road, Cincinnati, Ohio 45247, or by The Provident Bank, the Registrant's custodian at One East Fourth Street, Cincinnati, Ohio 45202.

Item 31.        Management Services Not Discussed in Parts A or B - None.
-------         -------------------------------------------------

Item 32.        Undertakings
--------        -------------


                (a)     Not Applicable.

                (b) The Registrant hereby undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of the registration.

                (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                          JOHNSON MUTUAL FUNDS TRUST

                             THE JOHNSON REALTY FUND

                                   PROSPECTUS

                                 JANUARY 2, 1998


                           JOHNSON MUTUAL FUNDS TRUST
                                5556 CHEVIOT ROAD
                              CINCINNATI, OH 45247
                                 (513) 385-4001
                                 (800) 541-0170
                               FAX (513) 385-8947

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
FUND EXPENSES............................................................ 2

INVESTMENT OBJECTIVES AND STRATEGIES....................................  3

HOW TO BUY, SELL OR EXCHANGE SHARES IN EACH FUND........................  4

HOW TO BUY SHARES ....................................................... 4

HOW TO SELL SHARES....................................................... 6

HOW TO EXCHANGE SHARES................................................... 7

SHARE PRICE CALCULATION.................................................. 7

DIVIDENDS AND DISTRIBUTIONS.............................................. 8

TAXES.....................................................................8

OPERATION OF THE FUND.................................................... 9

INVESTMENT POLICIES AND TECHNIQUES.......................................10


GENERAL INFORMATION......................................................12

INVESTMENT PERFORMANCE...................................................12

THE JOHNSON REALTY FUND                      PROSPECTUS DATED JANUARY 2, 1998
--------------------------------------------------------------------------------

THE JOHNSON REALTY FUND

         The Realty Fund's investment objective is above average income and long term capital growth. The Fund invests primarily in real estate related equity securities believed by its Adviser, Johnson Investment Counsel, Inc., to provide above average income and/or to have above average prospects for appreciation.



NO-LOAD MUTUAL FUNDS


         The Realty Fund is a "no-load" investment, which means there are no sales charges or commissions for the purchase, sale or exchange of Fund shares. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges to the shareholders. The minimum initial investment for the Fund is $2,000.

JOHNSON MUTUAL FUNDS TRUST

         The Johnson Mutual Funds Trust (the "Trust") is a family of five no-load mutual funds. The Johnson Realty Fund was organized as a series of the Trust on November 12, 1997, and commenced operations on January 2, 1998. The Johnson Realty Fund's investment objective is listed below. Information on the other series in the Trust, the Johnson Growth Fund, the Johnson Fixed Income Fund, the Johnson Opportunity Fund and the Johnson Municipal Income Fund, may be obtained by calling or writing the Trust at the address and telephone number listed throughout this prospectus.



--------------------------------------------------------------------------------

         This Prospectus gives you information about the Johnson Realty Fund and the Johnson Mutual Funds Trust that you should be aware of before investing. Please read and retain this Prospectus for future reference. Additional information is included in the Statement of Additional Information dated January 2, 1998 and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                           Johnson Mutual Funds Trust
                    5556 Cheviot Road, Cincinnati, Ohio 45247
                          (513) 385-4001 (800) 541-0170

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES


         The purpose of the table below is to assist shareholders in understanding the costs and expenses that shareholders in the Fund will bear directly or indirectly. The expense information for the Fund is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any front or back end loads or commission to buy, sell or exchange shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay separately for transfer agency, fund accounting, pricing, custodial, auditing or legal services, nor does it pay separately general administrative or other operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:                                   REALTY FUND
                                                                    -----------
Maximum Front End Load .............................................   NONE
Deferred Load ......................................................   NONE
Redemption Fee(1)...................................................   NONE
Exchange Fee .......................................................   NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(2)
Management Fees (after fee waiver)(2)...............................  0.95%
12b-1 Fees .........................................................   NONE
Total Fund Operating Expenses (after fee waiver)(2).................   0.95%
--------------------------------------------------------------------------------



1 A processing fee of $10 will be deducted from any wire sales proceeds and paid to the custodian.

2 The Fund's total operating expenses are equal to the management fee paid to the Adviser. The Adviser is authorized to charge the Realty Fund a management fee of 1.30%, of the average daily net assets of the Fund. The expenses shown in the above fee table reflect the fee waiver for the Fund for the year ending December 31, 1998. The Adviser intends these fee waivers to be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998. Additionally, the Adviser intends to waive additional fees for the fiscal year ending December 31, 1998, and anticipates that the fee will be less than 0.95% for 1998.


Example
-------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) sale of your shares at the end of each time period:


                    1 YEAR         3 YEARS

    Realty Fund       $10            $30



The Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be more or less than those shown.

INVESTMENT OBJECTIVES AND STRATEGIES


                   The Johnson Realty Fund's investment objective is above average income and long term capital growth. The Johnson Realty Fund (the "Fund") invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts), and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 65% of the Fund's total asset will be in the real estate industry. The Fund will not attempt to duplicate the real estate market as a whole in terms of the proportion of invested assets in any specific region or property category. Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program.


WHAT IS A REIT?

                   A REIT is an investment vehicle that invests in interests in real estate. A REIT is not taxed as a corporation if it meets the definitional requirements of the Internal Revenue Code of 1986 (the "Code"). To qualify under the Code, a REIT must invest substantially all of its assets in interests in real estate, cash or government securities, derive most of its income from real estate rental income or real estate secured mortgage loan interest, and distribute to its shareholders 95% or more of its taxable income. If the REIT meets these requirements, it may deduct dividends paid for tax purposes, thereby eliminating federal income tax. REITs typically have high income pay-out ratios and therefore may provide significant income returns.

                   A REIT can be categorized as an equity REIT, a mortgage REIT or a hybrid REIT. An equity REIT owns or leases land or buildings and derives the majority of its income from rental income. In addition, an equity REIT may realize capital gains upon the sale of land or buildings that have appreciated in value from the time of purchase to the time of sale, or similarly realize capital losses from the sale of property that has depreciated in value.

                   A mortgage REIT invests in real estate mortgage loans and generates income primarily from the interest payments on mortgage loans. A hybrid REIT has both the characteristics of an equity REIT and a mortgage REIT and derives its income primarily from rental income and mortgage loan interest.


                   Of the REIT sector, the Fund will invest primarily in equity REITs, as opposed to mortgage REITs. The focus of the equity REITs will be those that invest in office, residential, retail, industrial, and other specialty properties including hotels, self-storage facilities, healthcare facilities, and parking facilities

WHAT ELSE MIGHT THE FUND INVEST IN?


                   In addition to REITs, the Fund may invest in other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Real estate related equity securities may include equity securities issued by real estate developers, home-builders, and hotels. They may also include companies with substantial real estate holdings as an investment, or as part of their operations, as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.


                   The Fund may also invest in other securities outside the real estate industry at the sole discretion of the Adviser. Please see "Investment Policies and Techniques" for a more detailed discussion of the various other types of securities the Fund is authorized to invest in.

WHAT ARE SOME OF THE RISKS OF THE FUND?

                    The concentration of the Fund's investments in the real estate industry will subject the Fund to risks associated with the direct ownership of real estate, in addition to those risks that apply to the equity market as a whole. Some of these risks include decreases in real estate values, overbuilding, environmental liabilities, and increases in operating costs. In addition, the Fund will generally be subject to economic and regulatory risks such as increases in interest rates, increases in property taxes, regulatory limitations on rental income and changes in local zoning laws.

                   Some real estate related investments are not fully diversified, and thus are subject to the risks associated with financing a limited number of projects. REITS also are heavily dependent upon the management team. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any mortgage loans extended. The Adviser seeks to mitigate these risks by selecting REITs diversified by sector as well as geographic location.

                   As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, it should be noted that the Fund has no operating history. Current yields or rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that the current yield or rate of total return will be maintained. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices and the risks involved in such practices.

TEMPORARY DEFENSIVE PURPOSES


                   For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds, and/or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.



HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

                   The Fund and its transfer agent, Johnson Financial Services, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:


         FUNDS:                                      TRANSFER AGENT:
         Johnson Mutual Funds Trust                  Johnson Financial, Inc.
         5556 Cheviot Road                           5556 Cheviot Road
         Cincinnati, Ohio 45247                      Cincinnati, Ohio 45247
         (513)-385-4001                              (513) 385-4001
         (800)-541-0170                              (800) 541-0170
         FAX: (513) 385-8947                         FAX: (513) 385-8947

HOW TO BUY SHARES


The minimum initial investment for the Fund is $2,000, and $100 for each subsequent investment.


INITIAL PURCHASE

                  BY MAIL - You may purchase shares of the Fund by completing and signing an application, drafting a check made payable to: Johnson Mutual Funds, identifying on the check "Johnson Realty Fund", and mailing it to the Transfer Agent.

                  BY WIRE - You may purchase shares of the Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Funds and provide the following information:

                   Name(s) in which account is to be registered;
                   Address;
                   Social security or tax identification number;
                   Amount being wired;
                   Name of the Fund, (Johnson Realty Fund);
                   Name of the wiring bank;
                   Name and phone number of a contact person at the bank initiating the wire.


         The Fund or the Transfer Agent will provide you with your account number and your bank must then wire the specified amount according to the following instructions:

                   The Provident Bank/Cincinnati, Johnson Mutual Funds ABA #042000424
                   Account #0198-483
                   For Further Credit to:
                   Name of the Fund,(Johnson Realty Fund);
                   Shareholder Account Name - _________________________
                   Shareholder Account Number - _____________ (4 digit)

                   You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. If a completed application is not received or your social security or tax identification number is not certified with a Form W-9, your account will be subject to back-up withholding within 60 days.

                   Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund . Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund reserve the right to charge shareholders for this service.


ADDITIONAL PURCHASES

                  You may buy additional shares of the Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:


                   Name of your account(s);
                   Account number(s);
                   Name of the Fund, (Johnson Realty Fund).

                   Checks should be made payable to "Johnson Mutual Funds" and should be sent to The Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance.


AUTOMATIC INVESTMENT OPTION

                   You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check for the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time.

OTHER PURCHASE INFORMATION

                   You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Fund for additional information.

                   If an order, with payment in proper form, is received before the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern
Time) by the Fund, shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the New York Stock Exchange on the next business day.

                   The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder in the Johnson Mutual Funds the Fund can sell shares from any identically registered account in any of the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any of the Johnson Mutual Funds.

HOW TO SELL SHARES

                   You may sell shares in the Fund by mail or telephone, without a charge. Shares will be sold at the next share price (net asset value) calculated after receipt of your properly completed request for a sale, or telephone call.

                  BY MAIL - You may sell shares at no charge by mail. All sales will be made at the net asset value (NAV) determined after the Transfer Agent has received the sale request in proper order. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request should be addressed to the Johnson Mutual Funds. "Proper order" means your request for a sale must include:

                   Letter of instruction;
                   Name of the Fund,(Johnson Realty Fund);
                   Account number(s);
                   Account name(s);
                   Dollar amount or the number of shares you wish to sell.

                   All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.


                   For sales in excess of $50,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.


                   The Fund, at its discretion and with shareholder consent, may use securities from the Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

                  BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000 (wire charges of $10 will be deducted from sales proceeds).

                   By using the telephone redemption and exchange privileges, a shareholder authorizes the Fund to act upon the instruction of any person by telephone to sell shares from the account and transfer the proceeds to the bank account designated or effect an exchange into another Fund. The Fund and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Fund may change, modify or terminate the telephone redemption or exchange privilege at any time.


                  BY SYSTEMATIC WITHDRAWAL PROGRAM - Shareholders may request that a predetermined amount be sent by check or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Fund at any time without charge or penalty and will become effective five business days following receipt of your instructions. In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.


                  ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, or through any of our telephone services, the sales proceeds will not be paid until the first business day after the 10th calendar day following receipt of payment by the Fund. Exchanges into any of the other Funds are, however, permitted without the ten day waiting period.

                   We will mail or wire the proceeds to you on or before the 5th business day following the sale. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 385-8947.


                   Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Shares of the Fund are subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.


HOW TO EXCHANGE SHARES

                   As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Johnson Mutual Fund Trust. Information on other funds within the Johnson Mutual Funds Trust, including the Johnson Growth Fund, the Johnson Opportunity Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund may be obtained by writing or calling the Trust, at the address and telephone numbers listed throughout this prospectus. You may make an exchange by telephone or by written request.

                  BY TELEPHONE - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value as of the close of business on the same day.

                   An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares". An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.


                   Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.


SHARE PRICE CALCULATION

                   The value of an individual share in the Fund, the net asset value, (NAV) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of each Fund will fluctuate.

                   Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.


                   Fixed income securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

DIVIDENDS AND DISTRIBUTIONS

                   The Realty Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net long term capital gains and net short term capital gains at least once a year, at year end.

                   Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

                   The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

                   For federal income tax purposes, the Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by the Fund from ordinary taxable income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986, all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

                   The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

                   Unless a shareholder of the Fund furnishes his or her certified taxpayer identification number (social security number for individuals) and certifies that he or she is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Internal Revenue Service 31% of the dividends, distributions and sales proceeds payable to the shareholder. Shareholders should be aware that, under Internal Revenue Service regulations, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

OPERATION OF THE FUND

                   The Johnson Realty Fund is a diversified series of The Johnson Mutual Funds Trust, an open-end management investment company organized as an Ohio business trust on September 30, 1992. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Johnson Investment Counsel, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is a Cincinnati-based company of which Timothy E. Johnson is the controlling shareholder. Since its inception in 1965, it has grown to become the largest independent investment advisory firm in the Cincinnati area. The Adviser has over $1.8 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, and institutional endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios and has no commission-based affiliations from the sale of products.

                  A committee of the Adviser is responsible for the investment decisions and the day-to-day management for the Fund. The committee consists of a group of fifteen investment professionals at Johnson Investment Counsel, Inc. including, but not limited to, Norman G. Miller, Ph.D., Mathew L. Grever, CFA, and Fred A. Brink.

                   Norman G. Miller, Ph.D., is the Director of the Real Estate Program at the University of Cincinnati (since 1981) and is the holder of the West Shell, Jr. Professorship in real estate (since 1988). Dr. Miller received his Ph.D. from the Ohio State University in 1977, after which he was an Assistant Professor at the University of Georgia until 1981. Dr. Miller is active on the Editorial Board of several national and international journals, including The Journal of Real Estate Research, The Journal of Real Estate Literature, The Journal of Property Finance, and Real Estate Economics, and is also co-managing editor of Real Estate Finance. Dr. Miller has assisted several institutional investors in developing research programs for use in investment selection, has consulted with clients from the Pacific Rim region, and has worked with national data firms on real estate market analysis techniques. Dr. Miller is a regular member of the national forecast panel for the Housing Market Report and is a part-time research analyst for Johnson Investment Counsel, Inc.

                   Matthew L. Grever, CFA is the Vice President of Acquisitions for a midwestern-based real estate investment and development company that specializes in the acquisition of retail shopping centers across the United States. Mr. Grever holds a B.B.A. in accounting and real estate and an MBA with concentration in finance, from The University of Cincinnati. Mr. Grever was awarded the designation of Charter Financial Analyst (CFA) from The Institute of Chartered Financial Analysts in 1997. Mr. Grever has been involved in anchor tenant lease and operating covenant negotiation, real estate acquisition, redevelopment analysis, and deal structuring, real estate joint venture negotiation, as well as real estate acquisition, construction and permanent financing. Prior to his current position, Mr. Grever was Vice President of a large Midwestern based commercial mortgage banking company. Mr. Grever is a part-time research analyst for Johnson Investment Counsel, Inc.

                   Fred A. Brink is a research analyst for Johnson Investment Counsel, Inc. Prior to joining Johnson Investment Counsel, Inc., Mr. Brink served as a Fund Manager and Trust Investment Officer for Star Bank, NA. During his six year tenure at Star Bank, Mr. Brink managed the Star Capital Appreciation Fund, the REIT portions of the Stellar and Strategic Income Funds, as well as two in-house REIT Funds. Mr. Brink earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati in 1991, and is currently enrolled in the Chartered Financial Analyst program through the Institute of Chartered Financial Analysts.

                   The Realty Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.30% of its average daily net assets, although the Adviser has committed to limit its fee to 0.95% of such assets. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998. Additionally, the Fund has committed to waiving additional fees during 1998 and anticipates that the fee will be less than 0.95% for the one year period. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses except those specified above, are paid by the Adviser.

                  The Trust retains Johnson Financial, Inc. to serve as transfer agent and dividend paying agent. Johnson Financial, Inc. is a wholly owned subsidiary of Adviser and thus it and the Adviser may be deemed to be under common control. Johnson Financial, Inc. operates under separate contractual agreements with the Trust.

INVESTMENT POLICIES AND TECHNIQUES


                   This section contains general information about various types of securities and investment techniques. The Fund may invest in any security or employ any investment technique described in this section.


                   EQUITY SECURITIES-The Fund may invest in equity securities, which include common stocks, convertible preferred stocks, convertible debentures, rights, warrants, REITs (real estate investment trusts), REOCs (real estate Operating Companies), and other real estate related companies. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

                  FIXED INCOME SECURITIES-The Fund may invest in fixed income securities which include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

                  CORPORATE DEBT SECURITIES-The Fund may invest in corporate debt securities, which are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will not invest more than 5% of the value of its net assets in securities, including convertible securities, that are below investment grade. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

                  U.S. GOVERNMENT SECURITIES-U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

                  MORTGAGE-BACKED SECURITIES-represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.


                  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)-Securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

                  ZERO COUPON BONDS-Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.


                   The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.


                  FOREIGN SECURITIES-The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Fund may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. The Fund will not invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.


                  REPURCHASE AGREEMENTS-A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.


WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

                   The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.


OPTIONS TRANSACTIONS

                   The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

                   The Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.


GENERAL

                   The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost. The Fund may also borrow money for liquidity purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Assets of the Fund may be pledged in connection with borrowings. See "Investment Limitations" in the Statement of Additional Information.


GENERAL INFORMATION

FUNDAMENTAL POLICIES

         The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.


PORTFOLIO TURNOVER

         The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.


SHAREHOLDER RIGHTS

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

         The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of January 2, 1998, the Oakmont Trust, which is controlled by officers and/or employees of the Adviser, owned in aggregate more than 25% of the shares of the Realty Fund.


INVESTMENT PERFORMANCE

                   The Fund may periodically advertise "average annual total return." The "total return" of the Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of the Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period. All dividends and distributions earned on the investment are assumed to be reinvested.

                   The Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for the Fund are calculated as indicated above for "total return."

                   The Fund may periodically advertise its yield for a thirty-day or one month period. The "yield" of the Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). The Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above.


                   The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P/BARRA Growth and Value Indices, the Dow Jones Industrial Average, the NAREIT Index, the Wilshire REIT Index, or the Lehman Brothers Indices. The Trust's annual report contains additional performance information that is available upon request and without charge, by writing or calling the Trust.

                   The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.


INVESTMENT ADVISER                               TRANSFER AGENT
Johnson Investment Counsel, Inc.                 Johnson Financial, Inc.
5556 Cheviot Road                                5556 Cheviot Road
Cincinnati, Ohio  45247                          Cincinnati, Ohio  45247

AUDITORS                                         CUSTODIAN
McCurdy & Associates CPA's, Inc.                 The Provident Bank
27955 Clemens Road                               Three East Fourth Street
Westlake, Ohio  44145                            Cincinnati, Ohio 45202


                   No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the sale of the Fund. Representations other than those contained in this Prospectus must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                           JOHNSON MUTUAL FUNDS TRUST

                             THE JOHNSON REALTY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1998























This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated January 2, 1998. A copy of the Prospectus can be obtained by writing the Trust at 5556 Cheviot Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 385-4001.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           Johnson Mutual Funds Trust

                                5556 Cheviot Road

                             Cincinnati, Ohio 45247


                                TABLE OF CONTENTS
                                -----------------

                                                                       PAGE
                                                                       ----

DESCRIPTION OF THE TRUST..............................................  3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS.........................  3

INVESTMENT LIMITATIONS................................................  6

TRUSTEES AND OFFICERS...................................................8

THE INVESTMENT ADVISER................................................. 9

PORTFOLIO TRANSACTIONS AND BROKERAGE................................... 9

DETERMINATION OF SHARE PRICE.......................................... 10

INVESTMENT PERFORMANCE................................................ 10

CUSTODIAN ............................................................ 11

TRANSFER AGENT........................................................ 11

ACCOUNTANTS........................................................... 11

FINANCIAL STATEMENTS.................................................. 13

DESCRIPTION OF THE TRUST

         Johnson Mutual Funds Trust (the "Trust"), formerly Johnson Investment Mutual Funds Trust, is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of five series have been authorized, which shares constitute the interests in the Johnson Growth Fund, the Johnson Opportunity Fund, the Johnson Fixed Income Fund, the Johnson Municipal Income Fund, and the Johnson Realty Fund.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by Officers of the Trust, or the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy, Sell, or Exchange Shares in Each Fund," "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques").

                  A. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.


                  B. REAL ESTATE RELATED EQUITY SECURITIES. For the purpose of determining whether the Fund has at least 65% of its total assets invested in the real estate industry, the Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).


                  C. ZERO COUPON AND PAY IN KIND BONDS. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

                D. FINANCIAL SERVICE INDUSTRY OBLIGATIONS. Financial service industry obligations include among others, the following:

                           (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                           (2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

                           (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

                  E. ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

                  F. FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of the Fund. The Fund will not invest more than 25% of its total assets in forward commitments.

                           Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

                           With respect to 75% of the total assets of the Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, the Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets that may be committed to such purchases or repurchases.

                  G. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 5% of its net assets in restricted securities.

                  H. OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

                  The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

                  I. LOANS OF PORTFOLIO SECURITIES. The Fund may make short and long term loans of its folio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and Statement of Additional Information.

         3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts (REITs)).

         5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry other than the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

        NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.

         i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

        ii. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

        iii. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

        iv. SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


        v. OPTIONS. The Fund will not purchase or sell futures, puts, calls, options or straddles.

        vi. ILLIQUID INVESTMENTS. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME      (AGE)                     POSITIONS HELD              PRINCIPAL OCCUPATIONS
----      -----                     --------------              ---------------------
Timothy E. Johnson (55)*            President and Trustee       President and a Director of Johnson Investment
5556 Cheviot Road                                               Counsel, Inc., the Trust's Adviser and
Cincinnati, Ohio  45247                                         Professor of Finance at the University of
                                                                Cincinnati. President and Director of Johnson
                                                                Financial, Inc. (a)

John W. Craig (63)                  Trustee                     Retired director of Corporate Affairs at
5813 Twin Oak Drive                                             R.A. Jones & Co., Inc. a manufacturing and
Cincinnati, Ohio  45224                                         packaging company, and the Chairman and Chief
                                                                Executive Officer of  CP&I, Inc.

Ronald H. McSwain (55)              Trustee                     President of McSwain Carpets, Inc. and a
765 Hedgerow Lane                                               partner of P&R Realty, a real estate
Cincinnati, Ohio  45246                                         development partnership.

Kenneth S. Shull (68)               Trustee                     Retired plant engineer at The Procter &
2145 Bluebell Drive                                             Gamble Company.
Cincinnati, Ohio  45224

Dale H. Coates (39)                 Vice President              Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

Richard T. Miller (51)              Vice President              Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

Dianna J. Rosenberger (33)          Chief Financial Officer     Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road                   and Treasurer               Chief Operating Officer of Johnson Financial,
Cincinnati, Ohio  45247                                         Inc.  (a)

David C. Tedford (44)               Secretary                   Office Administrator of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

-----------------------------

(a) Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.

The compensation paid to the Trustees of the Trust for the year ended December 31,1996 is set forth in the following table:

                                  Total Compensation from Trust
                               (the Trust is not in a Fund Complex) (1)
                               ----------------------------------------
Timothy E. Johnson                               $0
John W. Craig                                $3,000
Ronald H. McSwain                            $3,000
Kenneth S. Shull;                            $3,000

-----------------------------
(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

         As of January 2, 1998, the Oakmont Trust, an entity that is affiliated with the Adviser, owned all of the outstanding shares of the Johnson Realty Fund. The Trust's address is 5556 Cheviot Road, Cincinnati, Ohio, 45247.

THE INVESTMENT ADVISER


         The Fund's investment adviser is Johnson Investment Counsel, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and a director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

         Under the terms of the Management Agreement, the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Realty Fund. However, the Adviser has committed to limit its fee to 0.95% of such assets for the Realty Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998.


         The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE


         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.


         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.


         To the extent that the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.


 DETERMINATION OF SHARE PRICE

         The prices (net asset values) of the shares of the Fund are determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)to the nth power=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the real estate securities market in general. The Fund will use the NAREIT Index and the Wilshire REIT Index. The NAREIT Index measures the price, income and total return of all publicly traded REITs, including mortgage-backed REITs and equity REITs. The Wilshire REIT Index includes all publicly traded REITs with capitalizations above $100 million.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

CUSTODIAN

         The Provident Bank, One East Fourth Street, Cincinnati, Ohio, is the current custodian of the Fund's investments. The Custodian acts as the Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT


         Johnson Financial, Inc., 5556 Cheviot Road, Cincinnati, Ohio, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Johnson Financial is affiliated with Johnson Investment Counsel, Inc., the Fund's Adviser. The Adviser pays Johnson Financial, Inc. $6,000 per month according to a flat fee schedule for services rendered.


ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1998.

             POST-EFFECTIVE AMENDMENT CERTIFICATION OF EFFECTIVENESS

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 13th day of October, 1997

                                           JOHNSON MUTUAL FUNDS TRUST


                                           By:   /s/  Timothy E. Johnson
                                              ---------------------------------
                                                 TIMOTHY E. JOHNSON
                                                 President

                                           By:   /s/ Dianna J. Rosenberger
                                              ---------------------------------
                                                 DIANNA J. ROSENBERGER
                                                 Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


RONALD H. McSWAIN         TRUSTEE    )
                                     )        By:  /s/ Timothy E. Johnson
                                     )          ----------------------------
                                     )          TIMOTHY E. JOHNSON
                                     )          Attorney-In-Fact
                                     )
KENNETH S. SHULL          TRUSTEE    )          October 13, 1997
                                     )
                                     )
                                     )
JOHN W. CRAIG             TRUSTEE    )


  /s/  Timothy E. Johnson
--------------------------
TIMOTHY E JOHNSON
Trustee and President

 /s/  Dianna J. Rosenberger
---------------------------
DIANNA J. ROSENBERGER
Treasurer and Chief Financial
Officer

                       POST-EFFECTIVE AMENDMENT NUMBER _8

                                  EXHIBIT INDEX
                                  -------------

      1.   Proposed Management Agreement

      2.  Opinion of Brown, Cummins & Brown Co., L.P.A

                              MANAGEMENT AGREEMENT

TO:      Johnson Investment Counsel, Inc.
         5556 Cheviot Road
         Cincinnati, Ohio  45247

Dear Sir:

               Johnson Mutual Funds Trust (hereinafter referred to as the "Trust") herewith confirms our agreement with you.

               The Trust has been organized to engage in the business of an investment company. The Trust currently offers four series of shares to investors: the Johnson Growth Fund,the Fixed Income Fund, the Johnson Opportunity Fund and the Johnson Municipal Income Fund.

               The Trust has previously entered into a management agreement (the "Original Agreement") dated December 18, 1992, with you on behalf of the Johnson Growth Fund and the Johnson Fixed Income Fund. The Trust has previously entered into a management agreement dated February 15, 1994, with you on behalf of the Johnson Opportunity Fund and the Johnson Municipal Income Fund. The Trust is organizing a new series, the Johnson Realty Fund (the "Fund").

               You have been selected to act as the sole investment adviser to the Fund and to provide certain other services to the Fund, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. The Original Agreement provides that your compensation with respect to series established after December 18, 1992, may be determined pursuant to a different fee than in the Original Agreement. The Board has determined, in the exercise of its fiduciary duty, that it is in the best interests of the shareholders of the Trust to enter into a separate management agreement, including a different fee arrangement, with you on behalf of the Fund. Accordingly, the Trust agrees with you, as follows, upon the date of the execution of this Agreement.

               1.     ADVISORY SERVICES
                      -----------------

                      You will regularly provide the Fund with such investment advice as you, in your discretion, deem advisable, and will furnish a continuous investment program for the Fund consistent with the respective series' investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund, and the portion of the Fund's assets to be held uninvested, subject always to the series' investment objectives, policies, and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.
You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

               2.     ALLOCATION OF CHARGES AND EXPENSES
                      ----------------------------------

               You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers, and employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and account expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund shares; and all other operating expenses not specifically assumed by the Fund.

               The Fund will pay all brokerage fees and commissions, taxes, interest, and their share of such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

               3.     COMPENSATION OF THE ADVISER
                      ---------------------------

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last day of each month, the Johnson Realty Fund will pay you a fee at the annual rate of 1.30% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the series as last determined (whether during or prior to such month).

               4.     EXECUTION OF PURCHASE AND SALE ORDERS
                      -------------------------------------

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the series the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) the Trust and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Trust and to accounts over which you exercise investment discretion. The Trust and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subjective to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute the Trust portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you or any of your affiliates may retain compensation in connection with effecting the Fund portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

               5.     LIMITATION OF LIABILITY OF ADVISER
                      ----------------------------------

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons, or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under or payments made pursuant to this Agreement or any other matter to which this agreement relates, except by reason of willful misfeasance, bad faith, or gross negligence on the part of any such persons in the performance of your duties under this Agreement or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

               6.     DURATION AND TERMINATION OF THIS AGREEMENT
                      ------------------------------------------

                  This Agreement shall take effect on the date of its execution and shall remain in force for a period of two (2) years from the date of its execution and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 of you or the Trust, by vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund at any time without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

               7.     USE OF NAME
                      -----------

                  The Trust and you acknowledge that all rights to the name "Johnson" belong to you and that the Fund is being granted a limited license to use such words in the name of the Fund. In the event you cease to be the adviser to the Fund, the Fund's right to the use of the name "Johnson" shall automatically cease on the thirtieth day following the this Agreement. You may also withdraw the right to the name during the term of this Agreement upon thirty (30) days written notice by you to the Fund. Nothing contained herein shall impair or diminish in any respect your right to use the name "Johnson" in the name of or in connection with any other business enterprises with which you are or may become associated. There is no charge to the Fund for the right to use this name.

               8.     AMENDMENT OF THIS AGREEMENT
                      ---------------------------

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved: a) by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval; and b) if any only if required by the Investment Company Act of 1940, by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

               9.     LIMITATION OF LIABILITY TO TRUST PROPERTY
                      -----------------------------------------

                  The term "Johnson Mutual Funds Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement of Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

               10.    SEVERABILITY
                      ------------

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

               11.    QUESTIONS OF INTERPRETATION
                      ---------------------------

                  a. This agreement shall be governed by the laws of the State of Ohio.

                  b. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               12.    NOTICES
                      -------

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and your address for this purpose shall be 5556 Cheviot Road, Cincinnati, Ohio 45247.

               13.    COUNTERPARTS
                      ------------

                  This Agreement may be in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               14.    BINDING EFFECT
                      --------------

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

               15.    CAPTIONS
                      --------

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the trust, whereupon this letter shall become a binding contract upon the date thereof.

                                       Yours very truly,

ATTEST:                                JOHNSON MUTUAL FUNDS TRUST

By                                     By
  -------------------------------        -----------------------------------
    David C. Tedford, Secretary            Timothy E. Johnson, President

Dated:  October , 1997
        --------------

                                   ACCEPTANCE
                                   ----------

         The foregoing Agreement is hereby accepted.

ATTEST:                               JOHNSON INVESTMENT COUNSEL, INC.

                                      By
                                        --------------------------------------
                                             Timothy E. Johnson, President

Dated:  October , 1997
      ----------------------